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                        Prudential U.S. Government Fund

                        Supplement dated October 2, 1995
                      to Prospectus dated January 3, 1995

    The Trustees of Prudential U.S. Government Fund (the Fund) have recently approved a proposal to sell the Fund's assets and liabilities for shares of the Prudential Government Income Fund, Inc. Class A, Class B and Class C shares of the Fund would be exchanged at net asset value for Class A, Class B and Class C shares, respectively, of equivalent value of Prudential Government Income Fund, Inc.

    The transaction has also been approved by the Prudential Government Income Fund, Inc. Board of Directors and is subject to approval by the U.S. Government Fund's shareholders. It is anticipated that the proxy statement/prospectus relating to the proposed transaction will be mailed to Fund shareholders in November 1995.

    Under the terms of the proposal, Fund shareholders would become shareholders of Prudential Government Income Fund, Inc. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the proposed transaction.

    Effective immediately, the Fund will no longer accept purchase orders for its Class A, Class B or Class C shares, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege for Fund shareholders will remain in effect. Notwithstanding the above exceptions, no shares may be acquired by any means beginning four days prior to the date of closing of the proposed reorganization.

    Prudential Government Income Fund, Inc.'s investment objective is to seek a high current return. There can be no assurance that the fund will achieve its investment objective.

MF128C-2
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